UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 26, 2006

                            Denny's Corporation
                            -------------------
            (Exact name of registrant as specified in its charter)

 Delaware                        0-18051                       13-3487402
 --------                        -------                       ----------
(State or other              (Commission File                 (IRS Employer
 jurisdiction of                  Number)                  Identification No.)
 incorporation)


 203 East Main Street, Spartanburg, SC                         29319-0001
 -------------------------------------                         ----------
 (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 597-8000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2006, Denny's Corporation issued a press release announcing financial results for the first quarter ended March 29, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

              Exhibit 99.1 -- Press release issued by Denny's Corporation on April 26, 2006.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  April 26, 2006                            /s/ F. Mark Wolfinger
                                                 ---------------------------
                                                 F. Mark Wolfinger
                                                 Senior Vice President
                                                 and Chief Financial Officer